Exhibit 10.0

THERAPEUTICSMD, INC.

CHARTER OF

AUDIT COMMITTEE

Committee Purpose

The purpose of the Audit Committee (the "Committee") of TherapeuticsMD, Inc. (the "Company") is to assist the Board's oversight of:

1.	The quality and integrity of the Company's financial statements and its related internal controls over financial reporting.
2.	The Company's compliance with legal and regulatory compliance.
3.	The independent auditors' qualifications and independence.
4.	The performance of the Company's independent auditors.
5.	Produce a report for inclusion in the Company's annual proxy statement (or other filings as appropriate), in accordance with applicable rules and regulations.

Committee Responsibilities

In addition to the purpose set forth above, the primary responsibilities of the Committee shall be to:

Independent Auditors

1.	Appoint, compensate, retain, oversee the work of and terminate the Company's independent auditors (taking into account the vote of shareholder ratification), which shall report directly to the Committee.
2.	Exercise the Committee's sole authority to approve all audit engagement fees and terms and permissible non-audit engagements with the independent auditors.
3.	At least annually, consider the independence of the independent auditors, and obtain and review a report from such independent auditors describing (to assess the auditor's independence) all relationships between the independent auditors and the Company or individuals in financial reporting oversight roles at the Company, that may reasonably be thought to bear on the independent auditors' independence, and discuss with them the potential effects of any such relationships on independence.
4.	At least annually, obtain and review a report by the independent auditors describing: the firm's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.
5.	Review the audit plans and activities of the independent auditors and the coordination of their audit efforts.
6.	Review and discuss with the independent auditors any audit problems or difficulties and management's response.
7.	Establish and maintain hiring policies for employees or former employees of independent auditors.

Financial Reporting and Disclosure

8.	Meet with management and the independent auditors to review and discuss the Company's annual and quarterly financial statements, including management judgments and accounting estimates, significant new accounting policies, significant changes in accounting principles or their application, reviewing the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and management's certification of such statements.
9.	Review regularly the independent auditors' report submitted to the Committee regarding the Company's critical accounting policies and practices, alternative treatments of financial information that have been discussed with management, and written communications between the Company's management and the independent auditors.

10.	Review with the independent auditors their reports on the annual and quarterly financial statements and all communications required of the independent auditors; and discuss with the independent auditors and management their judgment as to the quality of the Company's accounting policies, including the application of the Company's accounting policies.
11.	Review and discuss earnings press releases, and review and discuss on a general basis the types of information disclosed in, and the types of presentations to be made for earnings press releases, as well as financial information or earnings guidance provided by analysts and ratings agencies.
12.	Review with management and the independent auditors, the adequacy of the Company's internal controls, disclosure processes and management's responses with respect to recommendations for internal control improvements.
13.	Based on the Committee's review and discussion, recommend to the Board that the annual financial statements be included in the Company's Annual Report on Form 10-K.
14.	Assist the Board's oversight of the Company's compliance with respect to its financial reporting and disclosure processes, disclosure requirements and internal control systems. Review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Compliance Oversight

15.	At least annually, review and discuss the implementation and effectiveness of the Company's compliance program with the Company's Chief Compliance Officer, who each have the authority to communicate directly to the Committee, promptly, about reports that involve actual and alleged violations of the Company's Code of Conduct, including any reports involving criminal or potential criminal conduct, or possible violations of the federal securities laws.
16.	Review with the Chief Compliance Officer the results of reviews by the internal auditors or independent auditors of officers' expense accounts and use of corporate assets.
17.	Establish procedures for the Committee to receive, retain and respond to complaints regarding the preparation of financial statements, accounting, internal accounting controls, and auditing matters.
18.	Establish procedures for the Committee to receive, retain and respond to the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
19.	Respond to reports of evidence by an attorney representing the Company before the Securities and Exchange Commission ("SEC") of a violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent thereof if such evidence is reported to the Company's General Counsel or Chief Executive Officer and an appropriate response is not received.

Other Responsibilities

20.	Assist the Board's oversight of strategic, financial, operating, business, compliance, safety, reputational and other risks facing the Company and the Company's risk management processes.
21.	Review related person transactions, as defined in applicable SEC rules and in accordance with the Company's Related Person Transaction Policies and Procedures.
22.	Provide an open avenue of communication among the Company's independent auditors, financial and senior management, and the Board. The Committee Chairperson shall act as the primary contact between the Committee and the independent auditors, financial and senior management and the Board.

23.	Oversee the financial affairs, internal controls and internal and external audits of all employee benefit plans of the Company and subsidiaries, and appoint and monitor the named fiduciaries of such plans, which responsibilities the Committee may delegate in such manner and to such entities as it determines in its sole discretion.
24.	Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.
25.	Consider such other matters with respect to the Company's financial affairs, internal control and the internal and external audits as the Committee may deem advisable.
26.	Periodically assess and report to the Board on the performance and effectiveness of the Committee.
27.	Review this Charter on a periodic basis, update it as appropriate, and submit it for the approval of the Board when updated.
28.	Undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

General

1.	The Committee shall consist entirely of members of the Company's Board of Directors and shall be comprised of not less than three (3) members.
2.	At least one Committee member shall be an independent member of the Company's Board of Directors who is also an "outside director" for purposes of Section 162(m) of the Internal Revenue Code and a "non-employee director" for purposes of Section 16 of the Securities Exchange Act of 1934 ("Section 16"). For purposes hereof, an "independent" Director is a Director who meets the New York Stock Exchange definition of independence.
3.	At least one Committee member who meets the qualifications as set forth by the rules of the SEC shall be designated as the "financial expert."
4.	Each member of the Committee shall be free of any relationship that, in the judgment of the Board, would interfere with the exercise of the Committee member's independent judgment.
5.	The Chairperson shall be appointed by the Board.
6.	The Committee shall meet at least one (1) time each year or more frequently as circumstances require.
7.	The timing of the meetings shall be determined by the Committee and the Board.
8.	The Board may at any time and in its complete discretion remove any member of the Committee and may fill any vacancy in the Committee.
9.	A majority of the total number of Committee members shall constitute a quorum of the Committee.
10.	A majority of the members of the Committee shall be empowered to act on behalf of the Committee.
11.	Minutes shall be kept of each Committee meeting and the Committee shall regularly provide reports of its actions to the Board.

This Charter was adopted by the Company's Board of Directors on February 29, 2012.